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                                                                    EXHIBIT 10.1

                             MATRIA HEALTHCARE, INC.

                          REGISTRATION RIGHTS AGREEMENT

May 5, 2004


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                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 5, 2004, by and among Matria Healthcare, Inc., a Delaware corporation (the "Company"), each of the entities listed on Schedule A hereto (each a "Guarantor," and, collectively, the "Guarantors") and UBS Securities LLC (the "Initial Purchaser") pursuant to that certain Purchase Agreement, dated April 30, 2004 (the "Purchase Agreement"), among the Company, the Guarantors and the Initial Purchaser.

                  In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company and the Guarantors (collectively, the "Issuers") have agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement. The terms "herein," "hereof," "hereto," "hereinafter" and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.

                  The obligations and rights hereunder of the Guarantors shall be subject to Section 9.

                  The Issuers, jointly and severally, agree with the Initial Purchaser (i) for its benefit as Initial Purchaser and (ii) for the benefit of the beneficial owners (including the Initial Purchaser) from time to time of the Covered Securities (as defined herein) (each of the foregoing a "Holder" and, together, the "Holders"), as follows:

         1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Additional Filing Deadline Date" has the meaning set forth in Section 2(e) hereof.

                  (b)      "additional interest" has the meaning set forth in
         Section 2(e) hereof.

                  (c) "Additional Interest Accrual Period" has the meaning set forth in Section 2(e) hereof.

                  (d) "Additional Interest Amount" has the meaning set forth in Section 2(e) hereof.

                  (e) "Additional Interest Payment Date" means each May 1 and November 1 of each year.

                  (f) "Affiliate" means, with respect to any specified person, an "affiliate," as defined in Rule 144, of such person.

                  (g) "Amendment Effectiveness Deadline Date" has the meaning set forth in Section 2(d) hereof.


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                  (h)      "Applicable Conversion Price" per share of Common
         Stock means, on a given date, one thousand dollars ($1,000) divided by the Conversion Rate in effect as of such date or, if no Notes are then outstanding, the Conversion Rate that would be in effect as of such date were Notes then outstanding.

                  (i) "Business Day" means each day on which the New York Stock Exchange is open for trading.

                  (j) "Claim" has the meaning set forth in Section 11(o) hereof.

                  (k) "Common Stock" means the shares of common stock, $0.01 par value per share, of the Company and any other shares of capital stock as may constitute "Common Stock" for purposes of the Indenture, including the Underlying Common Stock.

                  (l) "Conversion Rate" has the meaning ascribed to it in the Indenture.

                  (m)      "Covered Security" has the meaning set forth in
         Section 1(vv) hereof.

                  (n) "Effectiveness Deadline Date" has the meaning set forth in Section 2(a) hereof.

                  (o) "Effectiveness Period" means a period (subject to extension pursuant to Section 3(i) hereof) that terminates when there are no Registrable Securities outstanding.

                  (p) "Event" has the meaning set forth in Section 2(e) hereof.

                  (q) "Event Date" has the meaning set forth in Section 2(e) hereof.

                  (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  (s)      "Filing Deadline Date" has the meaning set forth in
         Section 2(a) hereof.

                  (t)      "Form S-1" means Form S-1 under the Securities Act.

                  (u)      "Form S-3" means Form S-3 under the Securities Act.

                  (v) "Guarantee Effectiveness Date" has the meaning ascribed to it in the Indenture.

                  (w) "Guarantor" has the meaning set forth in the preamble hereto.

                  (x) "Holder" has the meaning set forth in the preamble hereto.


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                  (y)      "Holder Information" has the meaning set forth in
         Section 6(b) hereof.

                  (z)      "Indemnified Party" has the meaning set forth in
         Section 6(c) hereof.

                  (aa)     "Indemnifying Party" has the meaning set forth in
         Section 6(c) hereof.

                  (bb) "Indenture" means the Indenture, dated as of May 5, 2004, among the Company, the Guarantors and the Trustee, pursuant to which the Notes are being issued.

                  (cc) "Initial Purchaser" has the meaning set forth in the preamble hereto.

                  (dd) "Initial Shelf Registration Statement" has the meaning set forth in Section 2(a) hereof.

                  (ee)     "Issue Date" means May 5, 2004.

                  (ff) "Issuers" has the meaning set forth in the preamble hereto.

                  (gg)     "Managing Underwriters" has the meaning set forth in
         Section 8(a) hereof.

                  (hh) "Material Event" has the meaning set forth in Section 3(i) hereof.

                  (ii) "NASD Rules" has the meaning set forth in Section 3(s) hereof.

                  (jj) "Notes" means the 4.875% Convertible Senior Subordinated Notes due 2024 of the Company to be purchased pursuant to the Purchase Agreement.

                  (kk) "Notice and Questionnaire" means a written questionnaire containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex B to the Offering Memorandum of the Company, dated April 30, 2004, relating to the Notes.

                  (ll) "Notice Holder" means, on a given date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date, provided not all of such Holder's Registrable Securities that have been registered for resale pursuant to a Notice and Questionnaire have been sold in accordance with a Shelf Registration Statement.

                  (mm) "Option Purchase Date" has the meaning ascribed to it in the Indenture.

                  (nn) "Proceeding" has the meaning set forth in Section 6(c) hereof.

                  (oo) "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any


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         amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  (pp) "Purchase Agreement" has the meaning set forth in the preamble hereof.

                  (qq) "Qualifying Subsidiary" has the meaning ascribed to it in the Indenture.

                  (rr) "Record Date" means, (i) April 15, with respect to an Additional Interest Payment Date that occurs on May 1 and (ii) October 15, with respect to an Additional Interest Payment Date that occurs on November 1.

                  (ss) "Record Holder" means, with respect to an Additional Interest Payment Date relating to a Registrable Security for which any Additional Interest Amount has accrued, a Notice Holder that was the holder of record of such Registrable Security at the close of business on the Record Date relating to such Additional Interest Payment Date.

                  (tt) "Redemption" has the meaning ascribed to it in the Indenture.

                  (uu) "Redemption Date" has the meaning ascribed to it in the Indenture.

                  (vv) "Registrable Securities" means the Notes, until such Notes have been converted into the Underlying Common Stock, and, at all times, the Subsidiary Guarantees and the Underlying Common Stock and any securities into or for which such Underlying Common Stock has been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event (each of the foregoing, a "Covered Security") until, in the case of any such security, the earliest of:

                           (i) the date on which such security has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement relating thereto;

                           (ii) the date on which such security may be resold without restriction pursuant to Rule 144(k) or any successor provision thereto; or

                           (iii) the date on which such security has been publicly sold pursuant to Rule 144 or any successor provision thereto.

                  (ww)     "Registration Expenses" has the meaning set forth in
         Section 5 hereof.

                  (xx) "Registration Statement" means any registration statement, under the Securities Act, of the Company that covers any of the Registrable Securities pursuant to this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement, Prospectus, amendment or supplement.


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                  (yy)     "Repurchase at Holder's Option" has the meaning
         ascribed to it in the Indenture.

                  (zz) "Repurchase Date" has the meaning ascribed to it in the Indenture.

                  (aaa) "Repurchase Upon Repurchase Event" has the meaning ascribed to it in the Indenture.

                  (bbb) "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  (ccc) "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  (ddd)    "SEC" means the Securities and Exchange Commission.

                  (eee) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  (fff) "Shelf Registration Statement" means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

                  (ggg) "Special Counsel" means any one (1) nationally recognized counsel for the Holders, as shall be specified by Holders of a majority of the outstanding Registrable Securities.

                  (hhh) "Subsequent Shelf Registration Statement" has the meaning set forth in Section 2(b) hereof.

                  (iii) "Subsequent Shelf Registration Statement Effectiveness Deadline Date" has the meaning set forth in Section 2(d) hereof.

                  (jjj) "Subsidiary Guarantee" has the meaning ascribed to it in the Indenture.

                  (kkk)    "Suspension Notice" has the meaning set forth in
         Section 3(i) hereof.

                  (lll)    "Suspension Period" has the meaning set forth in
         Section 3(i) hereof.

                  (mmm) "TIA" means the Trust Indenture Act of 1939, as amended.

                  (nnn) "Trustee" means Wells Fargo Bank, N.A., the trustee under the Indenture.

                  (ooo) "Underlying Common Stock" means the Common Stock issuable upon


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         conversion of the Notes and any shares of Common Stock that, pursuant to Article III of the Indenture, are deemed to be Registrable
         Securities.

         2.       Shelf Registration.

                  (a) The Issuers shall prepare and file, or cause to be prepared and filed, with the SEC, as soon as practicable but in any event by the date (the "Filing Deadline Date") that is ninety (90) days after the Issue Date, a Registration Statement (the "Initial Shelf Registration Statement") for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act registering the resale from time to time by Holders thereof of all of the Registrable Securities (or, if registration of Registrable Securities not held by Notice Holders is not permitted by the rules and regulations of the SEC, then registering the resale from time to time by Notice Holders of their Registrable Securities). The Initial Shelf Registration Statement shall be on Form S-1 or Form S-3 or another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with the reasonable methods of distribution elected by the Holders in their Notice and Questionnaire. The Issuers shall use their reasonable best efforts to (i) cause the Initial Shelf Registration Statement to become effective under the Securities Act as promptly as practicable but in any event by the date (the "Effectiveness Deadline Date") that is one hundred eighty (180) days after the Issue Date and (ii) keep the Initial Shelf Registration Statement (and any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement becomes effective under the Securities Act, each Holder that became a Notice Holder prior to the date of such effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

                  (b) If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Issuers shall use their reasonable best efforts to promptly cause such Shelf Registration Statement to become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and in any event shall, within thirty (30) days of such cessation of effectiveness, (i) amend such Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or (ii) file an additional Registration Statement (a "Subsequent Shelf Registration Statement") for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders thereof of all securities that are Registrable Securities as of the time of such filing (or, if registration of Registrable Securities not held by Notice Holders is not permitted by the rules and regulations of the SEC, then registering the resale from time to time by Notice Holders of their securities that are Registrable Securities as of the time of such filing). If a Subsequent Shelf Registration Statement is filed, the Issuers shall use their reasonable best efforts to (A) cause such Subsequent Shelf Registration Statement to


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         become effective under the Securities Act as promptly as practicable after such filing, but in no event later than the Subsequent Shelf Registration Statement Effectiveness Deadline Date and (B) keep such Subsequent Shelf Registration Statement (or another Subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be on Form S-1 or Form S-3 or another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders.

                  (c) The Issuers shall supplement and amend any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement, if required by the Securities Act or as reasonably requested by the Initial Purchaser or by the Trustee on behalf of the Holders of the Registrable Securities covered by such Shelf Registration Statement.

                  (d)

                           (i) Each Holder of Registrable Securities agrees that, if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(i). Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a completed and executed Notice and Questionnaire to the Company prior to any attempted or actual distribution of Registrable Securities under a Shelf Registration Statement. If a Holder becomes a Notice Holder on or after the date the Initial Shelf Registration Statement becomes effective under the Securities Act, the Issuers shall, as promptly as reasonably practicable after the date such Holder became a Notice Holder, and in any event, subject to clause (B) below, within the later of (x) ten (10) Business Days after such date or (y) ten (10) Business Days after the expiration of any Suspension Period that either (I) is in effect when such Holder became a Notice Holder or (II) is put into effect within ten (10) Business Days after the date such Holder became a Notice Holder,

                                    (A)      if required by applicable law, file
                           with the SEC a supplement to the related Prospectus or a post-effective amendment to the Shelf Registration Statement or file a Subsequent Shelf Registration Statement and any necessary supplement or amendment to any document incorporated therein by reference and file any other required document with the SEC so that such Notice Holder is named as a selling securityholder in a Shelf Registration Statement and the related Prospectus in such a manner as to permit such Notice Holder to deliver a Prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided, however, that, if a post-effective amendment or a Subsequent Shelf Registration Statement is required by the rules and regulations of the SEC in order to permit resales by such Notice Holder, the Issuers shall not be required to file more than one (1) post-effective


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                           amendment or Subsequent Shelf Registration Statement
                           for such purpose in any thirty (30) day period;

                                    (B)      if the Issuers shall have filed a
                           post-effective amendment to the Shelf Registration Statement or filed a Subsequent Shelf Registration Statement, the Issuers shall use their reasonable best efforts to cause such post-effective amendment or Subsequent Shelf Registration Statement, as the case may be, to become effective under the Securities Act as promptly as practicable, but in any event by the date (the "Amendment Effectiveness Deadline Date," in the case of a post-effective amendment, and the "Subsequent Shelf Registration Statement Effectiveness Deadline Date," in the case of a Subsequent Shelf Registration Statement) that is thirty (30) days after the date such post-effective amendment or Subsequent Shelf Registration Statement, as the case may be, is required by this Section 2(d) to be filed with the SEC;

                                    (C)      the Issuers shall provide such
                           Notice Holder a reasonable number of copies of any documents filed pursuant to clause (A) above;

                                    (D)      the Issuers shall notify such
                           Notice Holder as promptly as reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment or Subsequent Shelf Registration Statement filed pursuant to clause (A) above;

                                    (E)      if such Holder became a Notice
                           Holder during a Suspension Period, or a Suspension Period is put into effect within ten (10) Business Days after the date such Holder became a Notice Holder, the Issuers shall so inform such Notice Holder and shall take the actions set forth in clauses (A), (B), (C) and (D) above within ten (10) Business Days after expiration of such Suspension Period in accordance with Section 3(i); and

                                    (F)      if, under applicable law, the
                           Issuers have more than one option as to the type or manner of making any such filing, the Issuers shall make the required filing or filings in the manner or of a type that is reasonably expected to result in the earliest availability of a Prospectus for effecting resales of Registrable Securities.

                           (ii) Notwithstanding anything contained herein to the contrary, the Issuers shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder (regardless of when such Holder became a Notice Holder) shall be named as a selling securityholder in a Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d) or Section 2(a), as applicable.


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                  (e)      The parties hereto agree that the Holders of
         Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if

                           (i) the Initial Shelf Registration Statement has not been filed with the SEC on or prior to the Filing Deadline Date;

                           (ii) the Initial Shelf Registration Statement has not become effective under the Securities Act on or prior to the Effectiveness Deadline Date;

                           (iii) either a supplement to a Prospectus, a post-effective amendment or a Subsequent Shelf Registration Statement is required to be filed with the SEC and fails to be filed with the SEC within the prescribed period and in the manner set forth in Section 2(d) (the date such filing is required to be made being an "Additional Filing Deadline Date") or, in the case of a post-effective amendment or a Subsequent Shelf Registration Statement, such post-effective amendment or Subsequent Registration Statement does not become effective under the Securities Act by the Amendment Effectiveness Deadline Date or the Subsequent Shelf Registration Statement Effectiveness Deadline Date, as the case may be;

                           (iv) the Initial Shelf Registration Statement or any Subsequent Registration Statement is filed with the SEC and becomes effective under the Securities Act but shall thereafter cease to be effective (without being succeeded immediately by a new Registration Statement that is filed and immediately becomes effective under the Securities Act) or usable for the offer and sale of Registrable Securities in the manner contemplated by this Agreement for a period of time (including any Suspension Period) which shall exceed thirty
                  (30) days in the aggregate in any three (3) month period or sixty (60) days in the aggregate in any twelve (12) month period; or

                           (v) any Registration Statement or amendment thereto, at the time it becomes effective under the Securities Act, or any Prospectus relating thereto, at the time it is filed with the SEC or, if later, at the time the Registration Statement to which such Prospectus relates becomes effective under the Securities Act, shall fail to name each Holder as a selling securityholder in such a manner as to permit such Holder to sell its Registrable Securities pursuant to such Registration Statement and Prospectus in accordance with applicable law, which Holder was entitled, pursuant to the terms of this Agreement, to be so named.

         Each of the events of a type described in any of the foregoing clauses
         (i) through (v) are individually referred to herein as an "Event," and

                           (V) the Filing Deadline Date, in the case of clause (i) above,

                           (W) the Effectiveness Deadline Date, in the case of clause (ii) above,


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                           (X)      the Additional Filing Deadline Date, the
                  Amendment Effectiveness Deadline Date or the Subsequent Shelf Registration Statement Effectiveness Deadline Date, as the case may be, in the case of clause (iii) above,

                           (Y) the date on which the duration of the ineffectiveness or unusability of the Shelf Registration Statement exceeds the number of days permitted by clause (iv) above, in the case of clause (iv) above, and

                           (Z) the date the applicable Registration Statement or amendment thereto shall become effective under the Securities Act, or the date the applicable Prospectus is filed with the SEC or, if later, the time the Registration Statement to which such Prospectus relates becomes effective under the Securities Act, as the case may be, in the case of clause (v) above, are each herein referred to as an "Event Date." Events shall be deemed to continue until the following dates with respect to the respective types of Events:

                           (A) the date the Initial Shelf Registration Statement is filed with the SEC, in the case of an Event of the type described in clause (i) above;

                           (B) the date the Initial Shelf Registration Statement becomes effective under the Securities Act, in the case of an Event of the type described in clause (ii) above;

                           (C) the date a supplement to a Prospectus, a post-effective amendment or a Subsequent Shelf Registration Statement, whichever is required, is filed with the SEC (in the case of a supplement) or becomes effective under the Securities Act (in the case of a post-effective amendment or a Subsequent Shelf Registration Statement), in the case of an Event of the type described in clause (iii) above;

                           (D) the date the Initial Shelf Registration Statement or the Subsequent Shelf Registration Statement, as the case may be, becomes effective and usable again, or the date another Subsequent Shelf Registration Statement is filed with the SEC pursuant to Section 2(b) and becomes effective, in the case of an Event of the type described in clause (iv) above; or

                           (E) the date a supplement to the Prospectus is filed with the SEC, or the date a post-effective amendment to the Registration Statement becomes effective under the Securities Act, or the date a Subsequent Shelf Registration Statement becomes effective under the Securities Act, which supplement, post-effective amendment or Subsequent Shelf Registration Statement, as the case may be, names as selling securityholders, in such a manner as to permit them to sell their Registrable Securities pursuant to the Registration Statement and Prospectus supplement in accordance with applicable law, all Holders entitled as herein provided to be so named, in the case of an Event of the type described in clause (v) above.


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

         Accordingly, commencing on (and including) any Event Date and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (an "Additional Interest Accrual Period"), the Issuers agree, jointly and severally, to pay, as additional interest ("additional interest") and not as a penalty, an amount (the "Additional Interest Amount") at the rate described below, payable periodically on each Additional Interest Payment Date to Record Holders, to the extent of, for each such Additional Interest Payment Date, the unpaid Additional Interest Amount that has accrued to (but excluding) such Additional Interest Payment Date (or, if the Additional Interest Accrual Period shall have ended prior to such Additional Interest Payment Date, the day immediately after the last day of such Additional Interest Accrual Period); provided, however, that any unpaid Additional Interest Amount that has accrued with respect to any Note, or portion thereof, called for Redemption on a Redemption Date, or purchased by the Company pursuant to a Repurchase at Holder's Option or Repurchase Upon Repurchase Event on an Option Purchase Date or Repurchase Date, as the case may be, that is after the close of business on the Record Date relating to such Additional Interest Payment Date and before such Additional Interest Payment Date, shall, in each case, be instead paid, on such Redemption Date, Option Purchase Date or Repurchase Date, as the case may be, to the Holder who submitted such Note or portion thereof for Redemption, Repurchase at Holder's Option or Repurchase Upon Repurchase Event, as the case may be.

         The Additional Interest Amount shall accrue at a rate per annum equal to one quarter of one percent (0.25%) for the first ninety (90) day period from the Event Date, and thereafter at a rate per annum equal to one half of one percent (0.50%), of (i) the aggregate principal amount of the Notes of which such Record Holders were holders of record at the close of business on the applicable Record Date or, without duplication, (ii) in the case of Underlying Common Stock, the aggregate Applicable Conversion Price of such shares of Underlying Common Stock of which such Record Holders were holders of record at the close of business on the applicable Record Date, as the case may be; provided, however, that:

                           (I) unless there shall be a default in the payment of any Additional Interest Amount, no Additional Interest Amounts shall accrue as to any Covered Security from and after the earlier of (x) the date such Covered Security is no longer a Registrable Security and (y) expiration of the Effectiveness Period;

                           (II) only those Holders (or their subsequent transferees) failing to be named as selling securityholders in the manner prescribed in Section 2(e)(v) above shall be entitled to receive any Additional Interest Amounts that have accrued solely with respect to an Event of the type described in Section 2(e)(v) above (it being understood that this clause
                  (II) shall not impair any right of any Holder to receive Additional Interest Amounts that have accrued with respect to an Event other than an Event of the type described in Section 2(e)(v) above); and

                           (III) only those Holders (or their subsequent transferees) whose delivery of a Notice and Questionnaire gave rise to the obligation of the Issuers, pursuant to Section 2(d)(i), to file and, if applicable, make effective under the Securities Act the supplement, post-effective amendment or Subsequent Shelf Registration Statement referred to in Section 2(e)(iii) above shall be entitled to receive any Additional Interest Amounts that have accrued solely with respect to an Event of the type described in Section 2(e)(iii) above (it being understood that this clause (III) shall not impair any right of any Holder to receive Additional Interest Amounts that have accrued with respect to an Event other than an Event of the type described in Section 2(e)(iii) above).

         The rate of accrual of the Additional Interest Amount with respect to any period shall not exceed the rate provided for in this Section 2(e) notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events requiring the payment by the Issuers of Additional Interest Amounts to the Holders pursuant to this Section, the accrual of Additional Interest Amounts shall cease (without in any way limiting the effect of any subsequent Event requiring the payment of Additional Interest Amounts by the Issuers). All installments of Additional Interest shall be paid by wire transfer of immediately available funds to the account specified by the Notice Holder or, if no such account is specified, by mailing a check to such Notice Holder's address shown in the register of the registrar for the Notes or for the Underlying Common Stock, as the case may be.

         All of the Issuers' obligations set forth in this Section 2(e) that are outstanding with respect to any Registrable Security at the time such Registrable Security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 11(n)).

         The parties hereto agree that the additional interest provided for in this Section 2(e) constitutes a reasonable estimate of the damages that may be incurred by Holders by reason of an Event, including, without limitation, the failure of a Shelf Registration Statement to be filed, become effective under the Securities Act, amended or replaced to include the names of all Notice Holders or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

         If any Additional Interest Amounts are not paid when due, then, to the extent permitted by law, such overdue Additional Interest Amounts, if any, shall bear interest, compounded semi-annually, until paid at the rate of interest payable with respect to overdue amounts on the Notes pursuant to Section 2.12 of the Indenture.

                  (f) The Trustee shall be entitled, on behalf of Holders, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Interest Amount. Notwithstanding the foregoing, the parties agree that the sole damages payable by the Issuers on account of an Event shall be additional interest (and, if applicable, interest on overdue Additional Interest) as provided herein.

         3. Registration Procedures. In connection with the registration obligations of the Issuers under Section 2 hereof, the Issuers shall:

                  (a) Prepare and file with the SEC a Shelf Registration Statement or Shelf Registration Statements on Form S-1 or Form S-3 or any other appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause each such Shelf Registration Statement to become effective under the Securities Act and remain effective under the Securities Act as provided herein; provided, that, before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, the Issuers shall furnish to the Initial Purchaser, Special Counsel, if any, and counsel for the Initial Purchaser copies of all such documents proposed to be filed and reflect in each such document when so filed with the SEC such comments as the Initial Purchaser or such counsel reasonably shall propose within three (3) Business Days of the delivery of such copies to the Initial Purchaser and such counsel.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement or Subsequent Shelf Registration Statement continuously effective until the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement and, as so supplemented, to be filed with the SEC pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by each Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

                  (c) As promptly as practicable, give notice to the Notice Holders, the Initial Purchaser, Special Counsel, if any, and counsel for the Initial Purchaser:

                           (i) when any Prospectus, Prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the SEC and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act,

                           (ii) of any request, following the effectiveness of a Shelf Registration Statement under the Securities Act, by the SEC or any other governmental authority for amendments or supplements to such Shelf Registration Statement or the related Prospectus or for additional information,

                           (iii) of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose,

                           (iv) of the receipt by the Issuers or its legal counsel of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose,

                           (v) after the effective date of any Shelf Registration Statement filed with the SEC pursuant to this Agreement, of the occurrence of (but not the nature of or details concerning) a Material Event, and

                           (vi) of the determination by the Issuers that a post-effective amendment to a Shelf Registration Statement or a Subsequent Shelf Registration Statement will be filed with the SEC, which notice may, at the discretion of the Issuers (or as required pursuant to Section 3(i)), state that it constitutes a Suspension Notice, in which event the provisions of Section 3(i) shall apply.

                  (d) Use its reasonable best efforts to (i) prevent the issuance of, and, if issued, to obtain the withdrawal of, any order suspending the effectiveness of a Shelf Registration Statement and (ii) obtain the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide prompt notice to each Notice Holder and the Initial Purchaser, Special Counsel, if any, and counsel for the Initial Purchaser, of the withdrawal or lifting of any such order or suspension.

                  (e) If reasonably requested by the Initial Purchaser or any Notice Holder, as promptly as reasonably practicable incorporate in a Prospectus supplement or a post-effective amendment to a Shelf Registration Statement such information as the Initial Purchaser, such Notice Holder, Special Counsel, if any, or counsel for the Initial Purchaser shall determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided, however, that the Issuers shall not be required to take any actions under this
         Section 3(e) that, in the written opinion of counsel for the Issuers, are not in compliance with applicable law.

                  (f) As promptly as practicable, furnish to the Initial Purchaser, Special Counsel, if any, and counsel for the Initial Purchaser, and, upon request, each Notice Holder, in each case without charge, at least one (1) conformed copy of each Shelf Registration Statement and each amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by such Notice Holder, such counsel or the Initial Purchaser).

                  (g) During the Effectiveness Period, deliver to each Notice Holder, the Initial Purchaser, Special Counsel, if any, and counsel for the Initial Purchaser, in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder or the Initial Purchaser may reasonably request; and each Issuer hereby consents (except during such periods that a Suspension Notice is outstanding and has not been revoked) to the use of such Prospectus and each amendment or supplement thereto by each Notice Holder, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

                  (h) Prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use its reasonable best efforts to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Shelf Registration Statement and the related Prospectus; provided, however, that the Issuers will not be required to qualify generally to do business in any jurisdiction where they are not then so qualified.

                  (i) Upon: (A) the issuance by the SEC of a stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of proceedings with respect to any Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act; (B) the occurrence of any event or the existence of any fact as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (C) the occurrence or existence of any pending corporate development (a "Material Event") that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of any Shelf Registration Statement and the related Prospectus,

                           (i) in the case of clause (B) above or, if applicable, clause (C) above, subject to the next sentence, as promptly as practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to such Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, subject to the next sentence, use its reasonable best efforts to cause it to become effective under the Securities Act as promptly as practicable, and

                           (ii) give notice to the Notice Holders, the Initial Purchaser, Special Counsel, if any, and counsel for the Initial Purchaser that the availability of the Shelf Registration Statement is suspended (a "Suspension Notice") (and, upon receipt of any Suspension Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to such Shelf Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above or until such Notice Holder is advised in writing by the Company that the Prospectus may be used).

         The Issuers will use their reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the reasonable judgment of the Company, the Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Company, such suspension is no longer appropriate. The period during which the availability of the Shelf Registration Statement and any Prospectus may be suspended (the "Suspension Period") without the Issuers incurring any obligation to pay additional interest pursuant to Section 2(e) shall not exceed thirty (30) days in the aggregate in any three (3) month period or sixty (60) days in the aggregate in any twelve (12) month period. The Effectiveness Period shall be extended by the number of days from and including the date of the giving of the Suspension Notice to and including the date on which the Notice Holder received copies of the supplemented or amended Prospectus provided in clause (i) above, or the date on which it is advised in writing by the Company that the Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

                  (j) If reasonably requested in writing in connection with a disposition of Registrable Securities, make reasonably available for inspection during normal business hours by representatives for the Notice Holders and any underwriters participating in any disposition pursuant to any Shelf Registration Statement and any broker-dealers, attorneys and accountants retained by such Notice Holders or any such underwriters, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours all relevant information reasonably requested by such representatives for the Notice Holders, or any such underwriters, broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided, however, that such persons shall, at the Company's request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of governmental or regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any Prospectus referred to in this Agreement) or necessary to defend or prosecute a claim brought against or by any such persons (e.g., to establish a "due diligence" defense), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or is not otherwise under a duty of trust to the Company; provided further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by Special Counsel. Any such person that is legally compelled to disclose to third parties any such confidential information shall provide the Company with reasonably prompt notice of such legal compulsion so that the Company may seek a protective order or other appropriate remedy.

                  (k) Comply with all applicable rules and regulations of the SEC; and make generally available to its securityholders earnings statements (which need not be audited) satisfying the provisions of
         Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), which statements shall cover a period of twelve (12) months commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of each Shelf Registration Statement (within the meaning of Rule 158(c) under the Securities Act), and which statements shall be so made generally available to the Company's securityholders no later than forty (40) days after the end of the applicable twelve (12) month period if such period ends on or after December 15, 2004 and before December 15, 2005 (or thirty five (35) days after the end of the applicable twelve (12) month period if such period ends on or after December 15, 2005, or, if such earnings statement is filed with the SEC on Form 10-K under the Exchange Act, sixty (60) days after the end of the applicable twelve (12) month period).

                  (l) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations as are permitted by the

         Indenture and registered in such names as such Notice Holder may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities.

                  (m) Provide a CUSIP number for all Registrable Securities covered by a Shelf Registration Statement not later than the effective date of the Initial Shelf Registration Statement and provide the Trustee and the transfer agent for the Common Stock with certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

                  (n) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

                  (o) Upon the filing of the Initial Registration Statement, and upon the effectiveness under the Securities Act of the Initial Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.

                  (p) Take all actions and enter into such customary agreements (including, if requested, an underwriting agreement in customary form) as are necessary, or reasonably requested by the Holders of a majority of the Registrable Securities being sold, in order to expedite or facilitate disposition of such Registrable Securities; and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                           (i) the Issuers shall make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as would be customarily made by the Issuers to underwriters in similar offerings of securities;

                           (ii) the Issuers shall obtain opinions of counsel of the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any, and to the counsel to the Holders of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters that would be customarily covered in opinions requested in sales of securities or underwritten offerings;

                           (iii) the Issuers shall obtain "comfort letters" and updates thereof from the Company's independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in any Shelf Registration Statement) addressed to the underwriters, if any, and the selling Holders of Registrable Securities (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts), such letters to be in customary form and covering matters of the type that would customarily be covered in "comfort letters" to underwriters in connection with similar underwritten offerings;

                           (iv) the Issuers shall, if an underwriting agreement is entered into, cause any such underwriting agreement to contain indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 6 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section; and

                           (v) the Issuers shall deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the holders of a majority of the Registrable Securities being sold and to the Managing Underwriters, if any;

         the above to be done at (x) the effectiveness of any Shelf Registration Statement (and each post-effective amendment thereto) and (y) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (q) Cause the Indenture to be qualified under the TIA not later than the effective date of the Initial Shelf Registration Statement; and, in connection therewith, cooperate with the Trustee to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

                  (r) Cause the Underlying Common Stock to be listed on The Nasdaq National Market.

                  (s) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "participate in a public offering" (within the meaning of the Conduct Rules (the "NASD Rules") of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuers will assist such broker-dealer in complying with the requirements of such NASD Rules, including, without limitation, by: (i) if such NASD Rules, including NASD Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in NASD Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield or price, as the case may be, of such Registrable Securities;
         (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof; and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

         4. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading. Each Notice Holder agrees to keep confidential the receipt by such Notice Holder of any Suspension Notice and the contents thereof, except as required pursuant to applicable law; provided, however, that the foregoing covenant shall in no way affect or limit the right of any Holder to sell Registrable Securities other than pursuant to a Shelf Registration Statement. Each Notice Holder agrees that, if such Holder has elected to sell Registrable Securities in accordance with any Shelf Registration Statement, it shall deliver, in accordance with the Securities Act, the most recent applicable Prospectus provided to such holder by the Issuers pursuant to
Section 2(d) or Section 3(g).

         5. Registration Expenses. The Issuers shall, jointly and severally, bear all fees and expenses incurred in connection with the performance by the Issuers of their respective obligations under Section 2 and
Section 3 of this Agreement whether or not any of the Shelf Registration Statements are filed or declared effective under the Securities Act. Such fees and expenses ("Registration Expenses") shall include, without limitation, (i) all registration and filing fees and expenses (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal securities laws and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of Special Counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Shelf Registration Statement may designate), (ii) all printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and printing Prospectuses), (iii) all duplication and mailing expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) all fees and disbursements of counsel for the Issuers and the reasonable fees and disbursements of Special Counsel, if any, (v) all reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock and (vi)

Securities Act liability insurance obtained by the Issuers in their sole discretion. In addition, the Issuers shall pay the internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange or quotation system on which similar securities of the Company are then listed and the fees and expenses of any person, including, without limitation, special experts, retained by the Issuers. Notwithstanding the foregoing, each Holder shall pay any broker's commissions, agents' commissions or underwriting discounts and commissions in connection with such Holder's sale of Registrable Securities pursuant to a Shelf Registration Statement.

         6.       Indemnification, Contribution.

                  (a) Each Issuer, jointly and severally, agrees to indemnify, defend and hold harmless the Initial Purchaser, each Holder, each person (a "Controlling Person"), if any, who controls the Initial Purchaser or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser, the Holders or any Controlling Person (each, an "Indemnified Party"), from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or Prospectus, including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any Shelf Registration Statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements made in any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which such statements were made, not misleading, and the Issuers shall, jointly and severally, reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, damage, expense, liability, claim or action in respect thereof; provided, however, that the Issuers shall not be required to provide any indemnity pursuant to this Section 6(a) in any such case insofar as any such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with information furnished in writing by or on behalf of the Initial Purchaser or a Holder to the Company expressly for use in, any Shelf Registration Statement or any Prospectus; provided further that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, damages, expenses, liabilities, claims or actions purchased the Registrable Securities concerned, to the extent that a prospectus relating to such Registrable Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, damage, expense, liability, claim or action of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Registrable Securities to such person, a copy of the final prospectus, provided the Company had previously furnished sufficient copies of such final prospectus to such Holder in a timely manner as to reasonably permit such Holder to send or give a copy of such final prospectus to such person at or prior to the written confirmation of such sale; provided further, however, that (i) this indemnity agreement will be in addition to any liability which the Issuers may otherwise have to such Indemnified Party; and (ii) the Issuers shall not be required to provide any indemnity pursuant to this Section 6(a) insofar as any such loss, damage, expense, liability, claim or action arises out of or is based upon an offer or sale, during a Suspension Period for which the Issuers have duly given a Suspension Notice in accordance herewith, of Registrable Securities pursuant to a Shelf Registration Statement by a Notice Holder who had theretofore duly received such Suspension Notice.

                  (b) Each Holder, severally and not jointly, agrees to indemnify, defend and hold harmless each Issuer, its directors, officers, employees and any person who controls any Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an "Issuer Indemnified Party") from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Issuer Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information (the "Holder Information") furnished in writing by or on behalf of such Holder to the Company expressly for use in, any Shelf Registration Statement or Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such Holder Information required to be stated in any Shelf Registration Statement or Prospectus or necessary to make such Holder Information not misleading; and, subject to the limitation set forth in the immediately preceding clause, each Holder shall reimburse, as incurred, the Issuer Indemnified Party for any legal or other expenses reasonably incurred by such Issuer Indemnified Party in connection with investigating or defending any loss, damage, expense, liability, claim or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to any Issuer or any of its controlling persons. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale, pursuant to the Shelf Registration Statement, of the Registrable Securities giving rise to such indemnification obligation.

                  (c) If any action, suit or proceeding (each, a "Proceeding") is brought against any person in respect of which indemnity may be sought pursuant to either Section 6(a) or Section 6(b), such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding; provided, however, that the omission to so notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding or such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within thirty
         (30) days of the receipt of notice thereof or such Indemnified Party shall have reasonably concluded upon the written advice of counsel that there may be one or more defenses available to it that are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such action). An Indemnifying Party shall not be liable for any settlement of such Proceeding effected without the written consent of such Indemnifying Party, but if settled with the written consent of such Indemnifying Party, such Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse such Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) Business Days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have fully reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least thirty (30) days' prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such Indemnified Party.

                  (d) If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party under Section 6(a) or Section 6(b), or insufficient to hold such

         Indemnified Party harmless, in respect of any losses, damages, expenses, liabilities, claims or actions referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities, claims or actions (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and by the Holders or the Initial Purchaser, on the other hand, from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers, on the one hand, and of the Holders or the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities, claims or actions, as well as any other relevant equitable considerations. The relative fault of the Issuers, on the one hand, and of the Holders or the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Issuers or by the Holders or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities, claims and actions referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.

                  (e) The Issuers, the Holders and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 6(d) above. Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities giving right to such contribution obligation and sold by such Holder were offered to the public exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Shelf Registration Statement, and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or the Initial Purchaser or any person controlling any Holder or the Initial Purchaser, or any Issuer , or any officer or director of any Issuer or any person controlling any Issuer and (iii) the sale of any Registrable Security by any Holder.

         7.       Information Requirements.

                  (a) If at any time before the end of the Effectiveness Period, the Company is not subject to the reporting requirements of the Exchange Act, each Issuer covenants it will cooperate with any Holder of Registrable Securities and take such further action as any Holder of Registrable Securities may reasonably request in writing (including, without limitation, making such representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144, Rule 144A, Regulation S and Regulation D under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether the Company has complied with the reporting requirements of the Exchange Act, unless such a statement has been included in the Company's most recent report filed with the SEC pursuant to Section 13 or Section 15(d) of Exchange Act; provided, however, that nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under Section 12 of the Exchange Act.

                  (b) The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-3 in order to allow the Company to be eligible to file registration statements on Form S-3.

         8.       Underwritten Registrations.

                  (a) If any of the Registrable Securities covered by the Shelf Registration Statement are to be offered and sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") shall be selected by the holders of a majority of such Registrable Securities to be included in such offering, and such Managing Underwriters shall be reasonably satisfactory to the Company.

                  (b) No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         9. Effectiveness of Obligations and Rights of Guarantors. Notwithstanding anything herein to the contrary, no Guarantor shall have any obligation or any right under or pursuant to this Agreement (including, without limitation, any right to indemnification or contribution under Section 6) until the Guarantee Effectiveness Date, and the obligations and rights of each

Guarantor hereunder shall become effective and operative on and after the Guarantee Effectiveness Date (it being understood that no Guarantor shall have any obligation or any right under or pursuant to this Agreement if there shall be no Guarantee Effectiveness Date). Nothing in this Section 9 shall affect the Company's rights and obligations hereunder.

         10.      Additional Guarantors. In the event that, pursuant to Section
4.09 of the Indenture, a Qualifying Subsidiary shall have been created or acquired after the time of execution of the Indenture, such Qualifying Subsidiary shall, within three (3) Business Days after the date on which such Qualifying Subsidiary was created or acquired, execute a counterpart to this Agreement, and this Agreement shall apply to such Qualifying Subsidiary with the same effect as if such Qualifying Subsidiary had been originally named as a Guarantor herein.

         11.      Miscellaneous.

                  (a) Remedies. Each Issuer acknowledges and agrees that any failure by any Issuer to comply with its obligations under this Agreement may result in material irreparable injury to the Initial Purchaser and the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Initial Purchaser or Holder may obtain such relief as may be required to specifically enforce each Issuer's obligations under this Agreement. Each Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. Notwithstanding the foregoing two sentences, this Section 11(a) shall not apply to the subject matter referred to in and contemplated by
         Section 2(e).

                  (b) No Conflicting Agreements. No Issuer is, as of the date hereof, a party to, and no Issuer shall, on or after the date of this Agreement, enter into, any agreement with respect to such Issuer's securities that conflicts with the rights granted to the Holders in this Agreement. Each Issuer represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements. No Issuer will take any action with respect to the Registrable Securities which would adversely affect the ability of any of the Holders to include such Registrable Securities in a registration undertaken pursuant to this Agreement, and after the date hereof, no Issuer shall grant to any of its security holders (other than the Holders in such capacity) the right to include any of the Company's securities in any Shelf Registration Statement filed pursuant to this Agreement.

                  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of Holders of a majority of outstanding Registrable Securities; provided, however, that, no consent is necessary from any of the Holders in the event that this Agreement is amended, modified or supplemented for the purpose of curing any ambiguity, defect or inconsistency that does not adversely affect the rights of any Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 11(c), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (A) when made, if made by hand delivery, (B) upon confirmation, if made by telecopier, (C) one (1) Business Day after being deposited with such courier, if made by overnight courier or (D) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

                           (i) if to a Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

                           (ii)     if to any Issuer, to:

                                    c/o Matria Healthcare, Inc.
                                    1850 Parkway Place
                                    Marietta, GA 30067
                                    Attention: Chief Financial Officer
                                    Telecopy No.: 770-767-8026

                                             with a copy (for informational
                                             purposes only) to:

                                    Troutman Sanders LLP
                                    600 Peachtree Street, NE
                                    Suite 5200
                                    Atlanta, GA 30308
                                    Telecopy No. (464) 926-6687
                                    Attention: James L. Smith, III

                           (iii)    if to the Initial Purchaser, to:

                                    UBS Securities LLC
                                    299 Park Avenue
                                    New York, New York 10171
                                    Attention: Syndicate Department
                                    Telecopy No.: (212) 713-1205

                                    with a copy to (for informational purposes only):

                                    UBS Securities LLC
                                    299 Park Avenue
                                    New York, New York 10171
                                    Attention: Legal Department
                                    Telecopy No.: (212) 821-4042

                                            and

                                    UBS Securities LLC
                                    677 Washington Boulevard
                                    Stamford, Connecticut 06901
                                    Attention: Syndicate Department
                                    Telecopy No.: (203) 719-0683

         or to such other address as such person may have furnished to the other persons identified in this Section 11(d) in writing in accordance herewith.

                  (e) Majority of Registrable Securities. For purposes of determining what constitutes holders of a majority of Registrable Securities, as referred to in this Agreement, a majority shall constitute a majority in aggregate principal amount of Registrable Securities, treating each relevant holder of shares of Underlying Common Stock as a holder of the aggregate principal amount of Notes in respect of which such Common Stock was issued.

                  (f) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by any Issuer or its "affiliates" (as such term is defined in Rule 405 under the Securities
         Act) (other than the Initial Purchaser or subsequent Holders of Registrable Securities, if the Initial Purchaser or such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (g) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuers, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. The Trustee shall be entitled to the rights granted to it pursuant to this Agreement.

                  (h) Successors and Assigns. Any person who purchases any Covered Security from the Initial Purchaser or from any Holder shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchaser or such Holder, as the case may be. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of each of the parties hereto and shall inure to the benefit of and be binding upon each Holder of any Covered Security.

                  (i) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

                  (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (k) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  (l) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (m) Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Issuers with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Issuers with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

                  (n) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4,
         Section 5 or Section 6 hereof and the obligations to make payments of and provide for additional interest under Section 2(e) hereof to the extent such additional interest accrues prior to the end of the Effectiveness Period and to the extent any overdue additional interest accrues in accordance with the last paragraph of such Section 2(e), each of which shall remain in effect in accordance with its terms.

                  (o) Submission to Jurisdiction. Except as set forth below, no claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim") may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each Issuer hereby consents to the jurisdiction of such courts and personal service with respect thereto. Each Issuer hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Initial Purchaser. EACH ISSUER HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT. Each Issuer agrees that a final judgment in any such Proceeding brought in any such court shall be conclusive and binding upon such Issuer and may be enforced in any other courts in the jurisdiction of which such Issuer is or may be subject, by suit upon such judgment.

  [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                Very truly yours,

                                MATRIA HEALTHCARE, INC.



                                By:    /s/ Parker H. Petit
                                     -------------------------------------
                                     Name:  Parker H. Petit
                                     Title: Chairman and Chief Executive Officer

                                QUALITY ONCOLOGY, INC.
                                DIABETES SELF CARE, INC.
                                FACET TECHNOLOGIES LLC
                                DIABETES MANAGEMENT SOLUTIONS, INC.



                                By:    /s/ Roberta L. McCaw
                                     ---------------------------------------
                                     Name:  Roberta L. McCaw
                                     Title: Secretary

Accepted and agreed to as of the date
first above written:

UBS SECURITIES LLC



By:      /s/ Michael Leder
     ---------------------------------------
     Name: Michael Leder
     Title:   Managing Director



By:      /s/ David Lessen
     ---------------------------------------
     Name: David Lessen
     Title:   Executive Director

                                   SCHEDULE A

                                   GUARANTORS

1.       Quality Oncology, Inc.
2.       Diabetes Self Care, Inc.
3.       Facet Technologies LLC
4.       Diabetes Management Solutions, Inc.


                                      A-1